                        SUPPLEMENT DATED DECEMBER 5, 2005
                                       TO
                         PROSPECTUSES DATED MAY 2, 2005

This supplement is intended for distribution with certain prospectuses dated May 2, 2005 for variable annuity contracts issued by John Hancock Life Insurance Company or by John Hancock Variable Life Insurance Company, as applicable. The prospectuses involved bear the title:

         Accommodator Variable Annuity                Patriot Variable Annuity
         Accommodator 2000 Variable Annuity           Revolution Access Variable Annuity
         Declaration Variable Annuity                 Revolution Extra Variable Annuity
         Independence Variable Annuity                Revolution Value Variable Annuity
         Independence 2000 Variable Annuity           Revolution Value II Variable Annuity
         Independence Preferred Variable Annuity      Wealthbuilder Variable Annuity

We refer to these prospectuses as the "Product Prospectuses."


WE ARE AMENDING TWO PROVISIONS IN THE "BASIC INFORMATION" SECTION OF THE PRODUCT PROSPECTUSES AS FOLLOWS:

         1. WE REVISE OUR RESPONSE TO "HOW CAN I CHANGE MY CONTRACT'S INVESTMENT ALLOCATIONS?" AS FOLLOWS:

                  ALLOCATION OF PREMIUM PAYMENTS. We do not impose a limit on the number of investment options to which you may allocate purchase payments at any one time or over the life of your contract.

                  TRANSFERS AMONG INVESTMENT OPTIONS. Although your contract may impose restrictions on the maximum dollar amount that may be transferred among variable investment options, we currently do not enforce these restrictions.

                  It is also our current practice to approve transfers to a fixed investment option, if available under your contract, after the end of the 10th contract year. We reserve the right to terminate this practice at any time.

                  DOLLAR COST AVERAGING PROGRAM. (or "Standard Dollar Cost Averaging Program" in the Revolution Value Variable Annuity, Revolution Value II Variable Annuity and Wealthbuilder Variable Annuity Product Prospectuses). We are restating and amending the requirements for the Dollar Cost Averaging Program (or Standard Dollar Cost Averaging Program, as applicable) by removing the required minimum contract value to participate in the program as well as by reducing the minimum amount required per transfer, as described below. Under our program, you may elect, at no cost, to automatically transfer assets from any variable investment option to one or more other variable investment options on a monthly, quarterly semiannual or annual basis. The following conditions apply to this program:

                           -- The amount of each transfer must equal at least $100.

                           -- You may change your variable investment allocation instructions at any time in writing or, if you have authorized telephone transfers, by telephone.

                           --       You may discontinue the program at any time.

                           -- The program automatically terminates when the variable investment option from which we are taking the transfers have been exhausted.

                           -- Automatic transfers to or from a guaranteed interest account option (or to or from guarantee periods) are not permitted.

                           -- We reserve the right to suspend, modify or terminate the program at any time.

                  STRATEGIC REBALANCING PROGRAM. (For Accommodator Variable Annuity, Accommodator 2000 Variable Annuity, Independence Variable Annuity, Independence 2000 Variable Annuity, and Independence Preferred Variable Annuity only. All other Product Prospectuses provide for this Program already.) The Strategic Rebalancing Program automatically re-sets the percentage of your account value allocated to the variable investment options. Over time, the variations in the investment results for each variable investment option you've selected for this program will shift the percentage allocations among them. The strategic rebalancing program will periodically transfer your account value among these variable investment options to reestablish the preset percentages you have chosen. (You may, however, change your variable investment allocation instructions at any time in writing or, if you have authorized telephone transfers, by telephone.) Strategic rebalancing would usually result in transferring amounts from a variable investment option with relatively higher investment performance since the last rebalancing to one with relatively lower investment performance. However, rebalancing can also result in transferring amounts from a variable investment option with relatively lower current investment performance to one with relatively higher current investment performance. Automatic transfers to or from any available fixed investment options are not permitted under this program.

                  This program can be elected by sending the appropriate form to our Annuity Servicing Office. You must specify the frequency for rebalancing (quarterly, semi-annually or annually), the preset percentage for each variable investment option, and a future beginning date.

                  Once elected, strategic rebalancing will continue until we receive notice of cancellation of the option or notice of the death of the insured person.

                  We reserve the right to modify, terminate or suspend the strategic rebalancing program at any time.

         2. WE REVISE OUR RESPONSE TO "HOW CAN I WITHDRAW MONEY FROM MY CONTRACT?" AS FOLLOWS:

                  SIGNATURE GUARANTEE REQUIREMENTS FOR SURRENDERS AND PARTIAL
                  WITHDRAWALS: We are changing our procedures to require that you obtain a signature guarantee on a surrender or partial withdrawal in the following circumstances:

                           1. You are requesting that we mail the amount withdrawn to an alternate address; or

                           2. You have changed your address within 30 days of the withdrawal request; or

                           3. You are requesting a withdrawal in the amount of $100,000 or greater.

                  We must receive the original signature guarantee on your withdrawal request. We will not accept copies or facsimiles of a signature guarantee. You may obtain a signature guarantee at most banks, financial institutions or credit unions. A notarized signature is not the same as a signature guarantee and will not satisfy this requirement. There may be circumstances, of which we are not presently aware, in which we would not impose a signature guarantee on a surrender or partial withdrawal as described above.)

                  SYSTEMATIC WITHDRAWAL PLAN. We are amending the Systematic Withdrawal Plan so that you are no longer required to have a minimum contract value to participate in the plan.


WE ARE ADDING A NEW "ELECTRONIC TRANSACTIONS" SECTION TO THE PRODUCT PROSPECTUSES TO PROVIDE INFORMATION ON YOUR ABILITY TO ACCESS INFORMATION ABOUT YOUR CONTRACT THROUGH THE INTERNET, AS FOLLOWS:

ELECTRONIC INFORMATION
You are now able to access information through our website, www.johnhancockannuities.com. In order to do so, you will be required to create an account with a username and password, and maintain a valid e-mail address. You are responsible for keeping your password confidential and must notify us of any loss or theft of your password, or any unauthorized use of your password.

WE ARE AMENDING THE "DISTRIBUTION OF CONTRACTS" PROVISIONS OF THE PRODUCT PROSPECTUSES TO INCLUDE THE FOLLOWING INFORMATION:

         DISTRIBUTION OF CONTRACTS. We or our affiliates may provide compensation to broker-dealers for providing on-going service in relation to contracts that have already been purchased. The amount and timing of compensation we or our affiliates may provide may vary, but total compensation paid to broker-dealers with respect to the Contracts is not expected to exceed the amount of compensation for distribution of the Contracts, as described in the applicable Product Prospectuses.

WE ARE REVISING THE "HOW WE SUPPORT THE VARIABLE INVESTMENT OPTIONS" PROVISIONS TO THE PRODUCT PROSPECTUSES TO INCLUDE THE FOLLOWING INFORMATION:

         INFORMATION ABOUT THE FUNDS. We or our affiliates may receive compensation payments of up to 0.40% of assets by a Fund's investment advisor or its affiliates.


Accommodator                                        2-38827
Accommodator 2000                                  33-15672
Declaration/Patriot                                33-64947
Independence                                       33-34813
Independence Preferred/2000                        33-82646
Independence Preferred/2000                        33-82648
Revolution Access                                 333-84769
Revolution Extra                                  333-84767
Revolution Value                                  333-81127
Revolution Value/Value II/ Wealthbuilder          333-81103